SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under 240.14a-12

                 Competitive Technologies, Inc.
        (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a -
     6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
          transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

Notes:


                 COMPETITIVE TEC7HNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on January 18, 2002


To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     The Annual Meeting of Stockholders of COMPETITIVE
TECHNOLOGIES, INC. (the "Company") will be held at The Barclay
Inter-Continental Hotel, 111 East 48th Street, New York, New York
10017 on Friday, January 18, 2002 at 9:30 a.m. local time for the following purposes:

        1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

        2. Considering and acting on a proposal to approve amendments to the 1997 Employees' Stock Option Plan by

             i) increasing the number of shares of Common Stock available for option grants under the Plan by an additional 300,000 shares and

             ii) increasing from 100,000 shares to 300,000 shares the number of option shares that can be granted in a fiscal year to any specified executive officer for the first fiscal year during which he or she becomes a specified executive officer; and

        3. Transacting such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 11, 2001 as the record date for determination of the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

     If you do not expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy without delay.
                              By Order of the Board of Directors



                              S/ Jeanne Wendschuh
                              Secretary
December 14, 2001


                         PROXY STATEMENT


                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430


     This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held January 18, 2002.

     Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR election of the nominees named below as directors and FOR amending the 1997 Employees' Stock Option Plan as described below. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required.

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, American Stock Transfer & Trust Company) and attend the meeting, you may deliver your completed proxy card in person. However, if you hold your shares in "street name" (that is, not in certificate form), a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares, or, b) if you wish to attend the meeting and vote in person, you must obtain and bring to the meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the meeting. (You may NOT use the voting instruction form provided by your broker or nominee to vote in person at the meeting).

     The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be December 19, 2001.

     Only the holders of record of the Company's 6,139,351 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on December 11, 2001, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present and entitled to vote with respect to that matter.


                      ELECTION OF DIRECTORS

     At the meeting a Board of seven directors is to be elected by plurality vote. The seven nominees proposed by the Board of Directors are named below.

     All of the nominees named below are currently directors of
the Company.   There is no family relationship between any
director or executive officer of the Company or any person nominated by the Company to become a director or executive officer. In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons unless the size of the full Board is reduced. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

     The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:


Name, Age and
Positions Currently    Principal Occupation   Director of the
Held with the          During Past Five       Company Since
Company                Years; Other Public
                       Directorships

George C.J. Bigar,     Professional           December 1996
44, Director           Investor.

Richard E. Carver,     President and Chief    January 2000
64, Director and       Executive Officer,
Chairman of the        MST America (an
Board of Directors     international
                       business strategies
                       consultancy) since
                       January 1995;
                       President and Chief
                       Executive Officer,
                       RPP America (a
                       company that sells
                       solid waste wrapping
                       systems) from
                       November 1998 to
                       April 2000; Chairman
                       and Chief Executive
                       Officer, Carver
                       Lumber Company
                       (provider of
                       building materials
                       for new home
                       construction and
                       prefabrications)
                       from May 1988 to
                       December 1999.

George W. Dunbar,      Chief Executive        November 1999
Jr., 55, Director      Officer, EPIC
                       Therapeutics, Inc.
                       (a drug delivery
                       technology company)
                       since September
                       2000; Acting
                       President and Chief
                       Executive Officer of
                       StemCells, Inc.
                       (previously known as
                       Cyto-Therapeutics,
                       Inc.) since February
                       2000; Acting
                       President of
                       StemCells
                       California, Inc. (a
                       wholly-owned
                       subsidiary of
                       StemCells, Inc.)
                       since November 1999
                       (companies
                       developing organ-
                       specific, human
                       platform stem cell
                       technologies to
                       treat diseases);
                       President and Chief
                       Executive Officer,
                       Metra BioSystems,
                       Inc. (a developer of
                       products to detect
                       and manage bone and
                       joint diseases) from
                       1991 to August 1999.
                       Director of Sonus
                       Pharmaceuticals,
                       Inc.

Samuel M. Fodale,      President, Central     October 1998
58, Director           Maintenance
                       Services, Inc. (a
                       service and
                       warehousing
                       corporation serving
                       the automobile
                       industry).

Frank R. McPike,       Chief Executive        February 1999
Jr., 52, President,    Officer of the
Chief Executive        Company since
Officer, Treasurer,    November 2000;
Chief Financial        President of the
Officer and Director   Company since
                       October 1998; Chief
                       Operating Officer of
                       the Company from
                       October 1998 to
                       November 2000;
                       Interim Chief
                       Executive Officer of
                       the Company from
                       August to October
                       1998; Secretary of
                       the Company from
                       August 1989 to
                       February 1999;
                       Treasurer of the
                       Company since July
                       1988; Vice
                       President, Finance
                       and Chief Financial
                       Officer of the
                       Company since
                       December 1983;
                       Director of the
                       Company from July
                       1988 to March 1998
                       and since February
                       1999.

Charles J.             Chief Executive        June 1999
Philippin, 51,         Officer, Accordia,
Director               Inc. (formerly On-
                       Line Retail
                       Partners) (a
                       provider of
                       management and
                       technology resources
                       for branded e-
                       commerce businesses)
                       since June 2000; a
                       member of the
                       management committee
                       of Investcorp
                       International, Inc.
                       (a global investment
                       group that acts as a
                       principal and
                       intermediary in
                       international
                       investment
                       transactions) from
                       July 1994 to May
                       2000.  Director of
                       Jostens, Inc.

John M. Sabin, 46,     Chief Financial        December 1996
Director               Officer and
                       General Counsel of
                       NovaScreen
                       Biosciences
                       Corporation
                       (previously known
                       as Oceanix
                       Biosciences
                       Corporation) (a
                       developer of
                       biotechnology-
                       based tools to
                       accelerate drug
                       discovery and
                       development) since
                       January 2000;
                       business
                       consultant from
                       September 1999 to
                       January 2000;
                       Executive Vice
                       President and
                       Chief Financial
                       Officer, Hudson
                       Hotels Corporation
                       (a limited service
                       hotel development
                       and management
                       company) May 1998
                       to September 1999;
                       Senior Vice
                       President and
                       Treasurer,
                       Vistana, Inc. (a
                       developer of
                       vacation
                       timeshares)
                       February 1997 to
                       May 1998; Vice
                       President,
                       Finance, Choice
                       Hotels
                       International,
                       Inc., October 1996
                       to February 1997;
                       Vice President-
                       Mergers and
                       Acquisitions,
                       Choice Hotels
                       International,
                       Inc., June 1995 to
                       October 1996; Vice
                       President-Finance
                       and Assistant
                       Treasurer, Manor
                       Care, Inc. and
                       Choice Hotels
                       International, Inc.
                       December 1993 to
                       October 1996.


     Messrs. Carver (Chairman), Dunbar and Fodale are members of the audit committee. Messrs. Fodale (Chairman), Philippin and McPike are members of the nominating committee. Messrs. Philippin (Chairman), Dunbar and Sabin are members of the compensation and stock option committee. Messrs. Bigar (Chairman), Carver, Dunbar, Fodale and Sabin are members of the investment committee.


                 BENEFICIAL OWNERSHIP OF SHARES

     The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the sole executive officer of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. The indicated owners furnished such information to the Company as of December 3, 2001 except as otherwise indicated in the footnotes.

Name (and Address)                     Amount
if more than 5%)                 Beneficially
of Beneficial Owners                    Owned (A)     Percent (B)

Directors, nominees and executive
  officer

George C.J. Bigar                      24,331 (C)          --
Richard E. Carver                      17,720 (D)          --
George W. Dunbar, Jr.                  22,525 (E)          --
Samuel M. Fodale                      180,458 (F)         2.9%
Frank R. McPike, Jr.                  205,223 (G)         3.3%
Charles J. Philippin                   34,269 (H)          --
John M. Sabin                          24,726 (I)          --

All directors, nominees and executive
  officers as a group                 509,252 (J)         7.9%

Additional 5% Owner

Richard D. Corley                     323,200 (K)         5.3%
416 St. Mark Court
Peoria, IL  61603


(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C) Consists of 4,331 shares of Common Stock plus 20,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Bigar.
(D) Consists of 3,720 shares of Common Stock plus 14,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Carver.
(E) Consists of 2,525 shares of Common Stock and 20,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Dunbar.
(F) Consists of 160,458 shares of Common Stock plus 20,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Fodale. Includes 99,100 shares of Common Stock held by Central Maintenance Services, Inc., 9,000 shares of Common Stock held by Missouri Recycling - St. Louis, Inc., 3,200 shares of Common Stock held by children and 2,000 shares of Common Stock held by spouse.
(G) Consists of 34,656 shares of Common Stock plus 170,567 stock options deemed exercised solely for purposes of showing total shares owned by Mr. McPike. Includes 1,500 shares of Common Stock held by daughter as to which Mr. McPike disclaims beneficial ownership. Includes 9,922 shares of Common Stock held by Webster Trust as Trustee under the Company's Employee Common Stock Retirement Plan, as to which Mr. McPike has shared investment power. Does not include 10,533 shares of Common Stock allocated to Mr. McPike under said Retirement Plan; Trustee has sole voting and investment power with regard thereto.
(H) Consists of 14,269 shares of Common Stock plus 20,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Philippin.
(I) Consists of 4,726 shares of Common Stock plus 20,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Sabin. Includes 200 shares of Common Stock held by spouse.
(J) Consists of 224,685 shares of Common Stock plus 284,567 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(K) Information taken from Schedule 13D/A filed September 25, 2001 which states that the information is as of September 14, 2001.

     At December 3, 2001, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

     The following table sets forth information with respect to the common stock, $.001 par value per share, of University
Optical Products Co. (UOP), a subsidiary of the Company, beneficially owned by each director, nominee for director or executive officer of the Company at December 3, 2001.

                                Shares of Common          Percent
       Name                     Stock of UOP (A)         of Class (B)

George C.J. Bigar                    None                    --
Richard E. Carver                    None                    --
George W. Dunbar, Jr.                None                    --
Samuel M. Fodale                     None                    --
Frank R. McPike, Jr.               14,000                    --
Charles J. Philippin                 None                    --
John M. Sabin                        None                    --
All directors and executive
  officers as a group              14,000                    --


(A) Does not include 1,333,333 shares of UOP class A stock (which have four votes per share and are convertible into an equal number of shares of UOP common stock) and 2,757,735 shares of UOP common stock owned by the Company and 1,927 shares of UOP common stock owned by Genetic Technology Management, Inc., a wholly-owned subsidiary of the Company.

(B)  Percentages of less than 1% are not shown.


                     EXECUTIVE COMPENSATION

Summary Compensation

    The following table summarizes the total compensation accrued, earned or paid by the Company for services rendered during each of the fiscal years ended July 31, 2001, 2000 and 1999 to the sole person who served as an executive officer of the Company during the fiscal year ended July 31, 2001 (the Specified Executive).

                   SUMMARY COMPENSATION TABLE

                         Annual Compensation (A)

                                                              Long Term
                                                           Compensation
                                                                 Awards
                                                               ______
Name and                                                     Securities        All Other
Principal                Fiscal                              Underlying     Compensation
Position                   Year    Salary ($)   Bonus ($)    Options(#)              ($)
Frank R. McPike, Jr.       2001       217,500      25,000        25,000       23,773 (B)
  President, Chief         2000       184,039      25,000       100,000       17,174 (B)
  Executive Officer,       1999       179,200          --            --       16,422 (B)
  Chief Operating
  Officer and Chief
  Financial Officer

_____________________
(A) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

(B) Consists principally of amounts contributed for Mr. McPike to Competitive Technologies, Inc.'s Employees' Common Stock Retirement Plan. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31 of each year. Also includes premiums paid for term life insurance policies (see below).

Option Grants

     The following table summarizes the stock options granted by the Company during the fiscal year ended July 31, 2001 to the Specified Executive.


                OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants

                                       Percent                                      Potential
                       Number of      of Total                                     Realizable
                      Securities       Options                                       Value at
                      Underlying    Granted to                                 Assumed Annual
                         Options     Employees     Exercise                    Rates of Stock
                         Granted     in Fiscal        Price   Expiration         Appreciation
Name                      (#)(1)          Year       ($/Sh)         Date      for Option Term
                                                                             5% ($)   10% ($)

Frank R. McPike, Jr.      25,000           16%      $8.1250    1/19/2011   $127,744  $323,729

(1) Options vest 25% one year from the grant date of January 19, 2001 with the balance to vest pro-rata quarterly over the subsequent 36 months.

Option Exercises and Year End Value

     For the Specified Executive, the following table summarizes stock options held at July 31, 2001. The Specified Executive exercised no stock options during the fiscal year ended July 31, 2001.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION
                             VALUES

                                                Number of
                                               Securities         Value of
                                               Underlying      Unexercised
                       Shares                 Unexercised     In-the-Money
                     Acquired                     Options       Options at
                           On      Value    at FY-End (#)       FY-End ($)
                     Exercise   Realized     Exercisable/     Exercisable/
Name                      (#)        ($)    Unexercisable    Unexercisable

Frank R. McPike, Jr.       0         $0    133,067/37,500            $0/$0

Employment Agreements

     Effective December 7, 1999, the Company entered into an employment agreement with Mr. McPike providing for his employment as President and Chief Operating Officer for a three-year term and for base compensation at a minimum rate of $185,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. The employment is at will and can be terminated by either party at any time with or without cause. The agreement also provides, among other things:

     -- a procedure for annual renewals of the employment term with continuation of pay for six months after non-renewal unless non-renewal is for cause

     -- severance payments of up to one year's base compensation in certain circumstances

     -- a period of non-competition covering the remainder of the employment term plus six months in certain circumstances.

The employment agreement also confirmed ten-year stock options for the purchase of 100,000 shares of the Company's Common Stock granted to Mr. McPike on December 7, 1999 at a price of $5.5625 per share and vesting on a specified schedule. All options have now vested.

Other Arrangements

     The Company provides term life insurance for certain of its officers. The policy amount in the event of death is $250,000 for Mr. McPike. The Company paid premiums of $460 for
Mr. McPike's policy in each of 2001, 2000 and 1999.

     Effective January 1, 1997, the Company established a 401-K plan. Under the 401-K plan, an eligible employee may elect a salary reduction up to 15% of his or her compensation as defined in the plan to be contributed by the Company to the plan. Employee contributions for any calendar year are limited to a specific dollar amount determined by the Internal Revenue Service ($10,500 for 2001 and 2000 and $10,000 for 1999). The
Company may also make discretionary matching contributions.
The Company has made no matching contributions.

     Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (the Retirement Plan). The Retirement Plan is a qualified stock bonus plan under the Internal Revenue Code. All employees of the Company are eligible to participate in the Retirement Plan. Annually, a committee of the independent directors determines the number of shares of the Company's Common Stock, if any, to be contributed to the Retirement Plan. These shares are allocated among participants employed on the last day of the year and who performed at least 1,000 hours of service during the year in proportion to their relative compensation in a manner that is integrated with the Company's Social Security contribution on behalf of employees; that is, the contribution made with respect to compensation in excess of the Social Security wage base generally will be twice as large in proportionate terms as the contribution made with respect to compensation below that wage base. The Company's contributions are held in trust with a separate account established for each participant.

     The maximum amount of Company Common Stock that may be contributed to the Retirement Plan in any year is the number of shares with a fair market value equal to 15% of that year's compensation reduced by the 401-K plan contributions made for Retirement Plan participants, but in no event more than 1% of the Company's outstanding shares at the end of the previous year. There is no minimum or required contribution. The maximum number of shares that can be allocated to any individual participant's account in any year is the number of shares with a fair market value equal to the lesser of $30,000 or 25% of his or her compensation for that year reduced by his or her 401-K plan contributions.

     Participants become entitled to distributions of the vested shares allocated to their accounts upon disability, death or other termination of employment. Participants obtain a 100% vested interest in the shares allocated to their accounts upon completing 5 years of service with the Company. If the Retirement Plan becomes top heavy as defined by the Internal Revenue Code, participants become 20% vested after 2 years of service, 40% vested after 3 years of service, 60% vested after 4 years of service, and 100% vested after 5 years of service.

     Company stock contributed to the Retirement Plan is held in the custody of the Retirement Plan's trustee, Webster Trust in New Britain, Connecticut. The trustee has the power to vote Company shares owned by the Retirement Plan. For the fiscal years ended July 31, 2001, 2000 and 1999, the Board authorized contributions of 14,814, 4,274 and 13,384 shares, respectively, to the Retirement Plan. Shares allocated to Mr. McPike, the Company's sole executive officer at July 31, 2001, under the Retirement Plan were 3,308, 1,268 and 2,674 for the fiscal years ended July 31, 2001, 2000 and 1999, respectively. See also Summary Compensation Table - "All Other Compensation" for dollar values ascribed to contributions for Mr. McPike.

     The Company has an incentive compensation plan pursuant to which an amount equal to 10% of operating income of the Company (defined and adjusted as provided in said plan) shall be credited each year to an incentive fund. A committee, none of whose members is eligible to receive awards, makes cash awards to key employees of the Company from the incentive fund. Amounts may be credited to the incentive fund when the Company earns operating income (as defined in said plan) for a fiscal year. In fiscal 2001, no amounts were credited to this fund. In fiscal 2000 and 1999, the Company credited $86,004 and $46,837, respectively, to this incentive fund. No amounts were credited to this fund prior to fiscal 1999. In October 1999, the Company paid $46,750 in incentive bonuses to employees other than Mr. McPike. In November 2000, the Company paid $86,000 in incentive bonuses to employees, including $25,000 to Mr. McPike.

     The Company has in effect a 1997 Employees' Stock Option Plan (the 1997 Option Plan) with respect to its Common Stock, $.01 par value, which provides for granting either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. (Incentive options and nonqualified options granted under the 1997 Option Plan must be granted at not less than 100% of fair market value on the grant date). In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Company's Compensation and Stock Option Committee, may continue to be exercisable through up to 10 years after the date granted, irrespective of the termination of the optionee's employment with the Company.


                      DIRECTOR COMPENSATION

     The Company pays each director who is not an employee of the Company or a subsidiary $1,000 for each Board meeting attended. The Company also pays each director $250 for attending each committee meeting that coincides with a Board meeting and $500 for attending a committee meeting that does not coincide with a Board meeting. The Company pays directors who participate in telephonic board and/or committee meetings one half the fee for attending such meetings. The Company reimburses directors for out-of-pocket expenses incurred to attend Board and committee meetings.

     When a director of the Company represents the Company as a director of an investee company, the Company pays the director for attending investee board meetings the difference, if any, between (a) the amount the investee company pays and (b) the amount the Company pays for attendance at such meetings.
During fiscal 2001 and 2000, the Company paid Mr. Sabin $7,500 and $2,500, respectively, for his attendance at investee board meetings. No other director received any such fees.

     In addition to meeting fees, the Company pays outside directors an annual cash retainer of $7,500 payable in quarterly installments.

     In August 1999, the Board formed an executive committee with Mr. Bigar as chairman and provided that the Company compensate him at the rate of $8,000 per month due to the substantial commitment of time to be required of Mr. Bigar as chairman. This arrangement continued until August 2000. See Certain Transactions.

     Under the Company's 1996 Directors' Stock Participation Plan, on the first business day of January from January 1997 through January 2006, the Company issues to each non-employee director who has been elected by the stockholders and has served at least one full year a number of shares of the Company's Common Stock equal to the lesser of (i) $15,000 divided by the per share fair market value of such stock on the issuance date, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the Company would pay the annual stock compensation described above on a pro-rata basis up to the termination date. In January 2001, the Company issued an aggregate of 11,540 shares under this plan (2,308 each to Messrs. Bigar, Dunbar, Fodale, Philippin and Sabin). In January 2001, 2,898 shares were issued outside the 1996 Directors' Stock Participation Plan (217, 1,720 and 961 shares to Messrs. Dunbar, Carver and Philippin, respectively). These shares were pro-rated for service before January 1, 2000.

     Effective January 27, 2000, the Company adopted the Competitive Technologies, Inc. 2000 Directors Stock Option Plan (the Directors Option Plan) with respect to its Common Stock, $.01 par value. Directors who are not employees of the Company or a subsidiary are eligible for options granted pursuant to this plan. This plan provides that the Company grant an option for 10,000 shares to each new director elected during the term of this plan on the date he or she is first elected to office, whether by the stockholders or by the Board. This plan also provides that the Company grant an additional option for 10,000 shares to each director holding office on the first business day in each subsequent January. Options under this plan will be nonstatutory options, have an exercise price of not less than 100% of the fair market value at the grant date, have a term of ten years from the grant date, and fully vest on the grant date. If a person's directorship is terminated because of death or permanent disability, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised only within 180 days after termination. In no event may an option be exercised after expiration of its ten-year term. The Company may not grant options under the Directors Option Plan after the first business day of January 2010. On January 2, 2001, the Company granted 60,000 options under this plan (10,000 each to Messrs. Bigar, Carver, Dunbar, Fodale, Philippin and Sabin) at 100% of fair market value at the grant date.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires the Company's directors and officers and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. SEC regulations require reporting persons to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received or written representations from certain reporting persons with respect to fiscal 2001, the Company believes that all reporting persons complied with all applicable reporting requirements, except for Mr. Bigar, Mr. Carver and Mr. Fodale. Mr. Bigar failed to file on a timely basis two required reports with regard to two transactions in the Company's securities. Mr. Carver failed to file on a timely basis one required report with regard to one transaction in the Company's securities. Mr. Fodale failed to file on a timely basis four required reports with regard to five transactions in the Company's securities.


                      CERTAIN TRANSACTIONS

     Since August 2000, the Company has compensated George C.J. Bigar, a director of the Company, at the rate of $8,000 per month for consulting services related to the Company's investments and potential investments in development-stage companies. Mr. Bigar has received $136,000 for these services from August 2000 through December 2001.


      REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other officers, consistent with employment contracts where appropriate.

     The Company has a compensation program that consists of salary and performance bonus (which are generally reviewed annually) and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

     The Company has an incentive compensation plan which is intended to provide a pool of dollars to be paid to employees based upon the Company's achieving specific levels of profitability. In fiscal 2001, no amounts were credited to this fund. In addition, the Committee from time to time may award individual executives bonuses based upon specific events that enhance the value of the Company.

     The Committee determines options to be granted under the Company's 1997 Option Plan. This plan provides additional incentive to maximize stockholder value. The plan may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and additional key employees.

            Compensation and Stock Option Committee:

                 Charles J. Philippin (Chairman)
                      George W. Dunbar, Jr.
                          John M. Sabin


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed the Company's audited financial statements as of and for the year ended July
31, 2001 with management.

     The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61,
"Communication with Audit Committees," as issued and amended by the Auditing Standards Board of the American Institute of
Certified Public Accountants.

     The Audit Committee received the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued and amended. The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, their independence from management and from the Company.

     Based on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2001 be included in the Company's annual report on Form 10-K for the year ended July 31, 2001.

                        Audit Committee:

                  Richard E. Carver (Chairman)
                      George W. Dunbar, Jr.
                        Samuel M. Fodale


                        PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1996 in the Company's Common Stock, the American Stock Exchange Market Index and the published SIC code index of public companies.


                   (I N S E R T    G R A P H)


                   1996     1997     1998     1999     2000     2001

Competitive
  Technologies,
  Inc.          $100.00  $107.32  $ 82.93  $ 57.93  $ 89.02  $ 52.68
Industry Index
  6794          $100.00  $108.03  $121.34  $ 67.97  $ 56.75  $ 48.36
Broad Market
  AMEX          $100.00  $118.84  $129.72  $133.39  $152.80  $145.64


                  BOARD MEETINGS AND COMMITTEES

     During the last full fiscal year, the Board of Directors of the Company held seven (7) meetings. During the same period, the audit committee met five (5) times, the compensation and stock option committee met four (4) times, and the nominating committee met once. No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

     The function of the audit committee is to recommend the selection of auditors, to review with the Company's auditors the scope and adequacy of the audit and the Company's accounting practices, procedures and policies, and to oversee the quality and objectivity of the Company's financial reporting. Each member of the audit committee qualifies as an independent director as defined in current American Stock Exchange (AMEX) listing standards. The audit committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on May 1, 2000, attached as Appendix A to the Proxy Statement for the Company's annual meeting of stockholders held January 19, 2001.

     The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company, to exercise all powers of the incentive compensation committee, to grant options under and administer the Company's 1997 Option Plan, and to determine the number of shares of the Company's Common Stock to be contributed to the Company's Retirement Plan.

     The function of the nominating committee is to recommend candidates for director of the Company to the Board. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.)

     The function of the investment committee is to advise management of the Company concerning the purchase, sale and retention of investments in debt and equity securities.


  PROPOSED AMENDMENTS TO THE 1997 EMPLOYEES' STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, a proposal to amend the 1997 Employees' Stock Option
Plan (the 1997 Option Plan) in the following respects:

     -- To increase the number of shares with respect to which options may be granted by an additional 300,000 shares, and

     -- To increase from 100,000 shares to 300,000 shares the number of option shares that can be granted in a fiscal year to any specified executive officer for the first fiscal year during which he or she becomes a specified executive officer.

     A complete copy of the 1997 Option Plan as proposed to be amended is attached to this Proxy Statement as Exhibit A, and your attention is directed to the Exhibit for a more complete understanding.

     The Board of Directors believes that it is important to develop compensation packages that will attract new executive officers to join the Company. Increasing the number of shares with respect to which options can be granted, and raising the limit on the number of option shares that can be granted to a new specified executive officer for the first year during which he or she becomes a specified executive officer, will provide the Company with the flexibility that the Board feels is needed to achieve this goal.

     The 1997 Option Plan as previously amended provides that options may be granted for an aggregate of 575,000 shares of Common Stock and that the number of option shares (subject to adjustment) that could be granted in a fiscal year to any specified executive officer shall not exceed 100,000 shares. As a result of option grants and exercises, at December 3, 2001 only 336,752 shares were available for future option grants under the 1997 Option Plan. If stockholder approval of the proposed amendment is obtained, the shares available for future option grants under the 1997 Option Plan (taking into account the 336,752 shares now available) will be 636,752 shares. In addition, at December 3, 2001, an aggregate of 189,025 shares were covered by outstanding options under the 1997 Option Plan; to the extent that any of these outstanding options should expire or be terminated, shares covered by such options may be reoptioned under the 1997 Option Plan.

     On December 12, 2001, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's Common Stock is listed, was $3.10 per share.

Description of 1997 Option Plan

     The 1997 Option Plan provides for the grant of either incentive stock options under Section 422 of the Internal Revenue
Code or nonstatutory options.  All Company employees (currently
13 in number) are eligible to receive options under the 1997
Option Plan.

     The committee which administers the 1997 Option Plan (the Committee) consists of not less than two directors, none of whom is eligible to receive an option. Committee members are non-employee directors as defined by applicable SEC rules and outside directors as defined by Internal Revenue Code regulations. Subject to any limitations imposed by the Board of Directors of the Company and the terms of the 1997 Option Plan, the Committee periodically determines which employees of the Company or its subsidiaries should receive options under the 1997 Option Plan, the type of option, the number of shares covered by the option, the per share purchase price and the terms of the option, which may include limited transferability of nonstatutory options to certain family members. Options shall not otherwise be transferable other than by will or the laws of descent and distribution.

     The 1997 Option Plan provides that payment in full for shares purchased under an option shall be made in cash (including check) at the time the option is exercised or, with the consent of the Committee, (i) by tendering shares of the Company's Common Stock owned at least six months and valued at the fair market value of such shares on the date the option is exercised, or (ii) by requesting the Company to withhold from issuance that number of shares having a fair market value of such shares on the date of exercise equal to the exercise price.

     The number of shares with respect to which options may be granted under the 1997 Option Plan is currently 575,000 shares, subject to adjustment in certain events. (If the stockholders approve the proposed amendment, this number will be increased to 875,000 shares). Any shares covered by options which, for any reason, expire or are terminated may be re-optioned under the 1997 Option Plan.

     The 1997 Option Plan provides that the option price of incentive and nonstatutory stock options shall be not less than 100% of the fair market value of the stock at the time of grant. The maximum term of any option under the 1997 Option Plan is ten years from date of grant, and the 1997 Option Plan contains provisions with respect to earlier termination upon termination of employment. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Committee may continue to be exercisable through up to ten years after the date of grant, irrespective of the termination of the optionee's employment with the Company.

     The 1997 Option Plan provides that, in the case of specified executive officers of the Company, the number of option shares granted in a fiscal year to any such officer shall not exceed 100,000 shares. (If the stockholders approve the proposed amendment, this number will be increased to 300,000 shares for the first fiscal year during which the person becomes a specified executive officer and will remain at 100,000 shares for each subsequent fiscal year during which the person serves as a specified executive officer.) In the case of incentive options, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive options are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

     Members of the Committee are appointed by the Company's Board of Directors and serve at the pleasure of the Board. The Board may at any time amend or discontinue the 1997 Option Plan, provided that no Board action may increase the number of shares available for option (except to adjust for stock splits, etc.), reduce the option price below 100% of fair market value at date of grant, or change the requirements for eligibility to participate in the 1997 Option Plan. No options may be granted under the 1997 Option Plan after September 30, 2007.

     If stockholders approve the proposed increase in the number of shares of Common Stock available for option grants under the 1997 Option Plan, the Company expects to register the 300,000 additional shares under the Securities Act of 1933.

      Under the 1997 Option Plan, as of December 3, 2001, options had been granted as shown in the following table:

                                                     Number of
                                                       Options
Grantee                                                Granted

Frank R. McPike, Jr. (A)
  President, Chief Executive Officer
  and Chief Financial Officer                          125,000

All current directors who are not
  executive officers as a group                           None

Each other person who received 5 percent of
  such options:
  Peter D. Holden (B)                                   50,000

All employees who are not executive officers
  as a group                                           132,000


(A) Mr. McPike is currently the Company's sole executive officer.

(B) Mr. Holden is no longer an employee of the Company; 18,752 of his options expired unexercised.

     The table above does not take into account options granted under the Company's Key Employees' Stock Option Plan which terminated in accordance with its terms on December 31, 2000. Under that plan all employees who are not executive officers as a group were granted 79,500 options in fiscal 2000 and 45,000 options in fiscal 2001.

Federal Income Tax Consequences

     On exercise of nonstatutory options, the difference between the option price and the fair market value of the stock on the measuring date (normally the date on which the option is exercised), will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

     An exchange of Common Stock in payment of the option price in the case of nonstatutory options is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

     With respect to incentive stock options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to the optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long-term capital gain and any loss sustained will be long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If the optionee makes a disqualifying disposition, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

     In the case of an incentive stock option, if the exchange is not a disqualifying disposition of the stock exchanged, an exchange of Common Stock in payment of the option price is considered to be tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

     An exchange of statutory option stock to acquire other stock on exercise of an incentive stock option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory option stock includes stock acquired through exercise of a qualified stock option, an incentive stock option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term capital gain if held for less than the applicable holding period for long-term capital gain, or long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

     A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

     If an optionee transfers a transferable option in accordance with the provisions of the 1997 Option Plan, the transfer will not cause the optionee to recognize any income at the time of transfer. At the time the transferee exercises the option, the optionee or his estate (and not the transferee) will have ordinary income as described above. If the transferee exercises the option, the transferee's basis in the stock will be the fair market value of the stock on the date of exercise. For gift tax purposes, the transfer of the option will constitute a completed gift on the date of the transfer for those options which are fully vested on the date of transfer. For options which are not yet vested, the date on which the gift is completed for gift tax purposes will be the date on which such options vest.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change and assume that the optionee has not purchased any shares of the Company within six months prior to the exercise in question at a purchase price less than the market price of shares on the date of exercise. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax consequences to optionees or the Company.

Vote Required for Approval; Board Recommendation:

     The Board of Directors urges stockholders to approve the amendments to the 1997 Option Plan to enhance the Company's ability to attract and retain key executive personnel and to serve as an incentive to such personnel to make extra efforts to contribute to the success of the Company's operations.

     The vote required to approve the amendments to the 1997 Option Plan is a majority of the shares of holders of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE AMENDMENTS TO THE 1997 EMPLOYEES' STOCK OPTION
PLAN.


                 INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent public accountants for the fiscal year ended July 31, 2001. A representative of PricewaterhouseCoopers LLP is expected to attend the annual meeting to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

     The Board of Directors has not yet selected independent public accountants for 2002. The audit committee is expected to review the matter and make a recommendation for the full Board's consideration.

     Audit Fees

          The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for (a) its audit of the Company's financial statements for the year ended July 31, 2001, (b) its reviews of the financial statements included in the Company's Forms 10-Q for October 31, 2000, January 31, 2001 and April 30, 2001 and (c) all other audit related fees were $88,105. Other audit related fees include fees for due diligence in potential acquisitions, accounting consultations and SEC registration statements.

     Financial Information Systems Design and Implementation Fees

          None.

     All Other Fees

          The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP for the year ended July 31, 2001 were $16,000 for income tax planning and advice.

     The audit committee has considered whether the provision of non-audit services to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company's public accountants.


                    PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than 120 days before the date of mailing of the Company's proxy statement in connection with the previous year's annual meeting. If this year's expected mailing date of December 19 is met, such proposals must be received not later than August 21, 2002.

     Notice of stockholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company at least 45 days before the date on which the Company mails its proxy materials for this year's meeting. If the expected mailing date of December 19, 2001 is met, notice not received by November 4, 2002 will be untimely. The discretionary authority described in the last sentence of this proxy statement will be conferred with respect to any such untimely matters.


                             GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

     On written request, the Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 2001, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Jeanne Wendschuh, Secretary of the Company, at 1960 Bronson Road, Fairfield, Connecticut 06430.

     The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                              By Order of the Board of Directors

                              S/ Jeanne Wendschuh
                              Secretary

Dated: December 14, 2001


                                                               PROXY

                 COMPETITIVE TECHNOLOGIES, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 18, 2002

     The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints FRANK R. McPIKE, JR. and GEORGE M. YAHWAK, each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Friday, January 18, 2002, at 9:30 a.m. local time at The Barclay Inter-Continental Hotel, 111 East 48th Street, New York, New York 10017, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the December 14, 2001 Proxy Statement for said meeting:

1.   Election of Directors:

     [ ]  FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY
to vote
          (except as marked to the           for all nominees
          contrary below)

INSTRUCTION:   To withhold authority to vote for any individual
nominee, strike a line through the nominee's name in the list below

George C.J. Bigar, Richard E. Carver, George W. Dunbar, Jr., Samuel
M. Fodale, Frank R. McPike, Jr., Charles J. Philippin, John M. Sabin

2.   Approval of amendments to 1997 Employees' Stock Option Plan.

     [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

                        (continued and to be signed on reverse side)



(continued from other side)

     A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

     This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal (1) and FOR proposal (2) as described herein. On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.





                              (Signature of Stockholder)

DATE:

NOTE: Please sign exactly as your name or names appear above. If the stock is registered in the name of more than one person, all named holders should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                                                        EXHIBIT A



                 COMPETITIVE TECHNOLOGIES, INC.
                1997 EMPLOYEES' STOCK OPTION PLAN
   [Proposed amendments are shown by line-outs and bold face
            (in brackets [] in this EDGAR filing)]

1.   Purpose of the 1997 Employees' Stock Option Plan.

     The purpose of the Plan is to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interests of such employees in the Company through increased stock ownership.

     The Plan provides for options which either (i) qualify as incentive stock options ("Incentive Options") within the meaning of that term in Section 422 of the Internal Revenue Code of 1986, as amended, or (ii) do not so qualify under Section 422 of the Code ("Nonstatutory Options") (collectively "Options"). Any Option granted under this Plan will be clearly identified at the time of grant as to whether it is intended to be either an Incentive Option or a Nonstatutory Option.

2.   Definitions.

     The following terms, when appearing in the text of this Plan in capitalized form, will have the meanings set out below:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as heretofore or hereafter amended.

     (c) "Committee" means the committee appointed by the Board pursuant to Section 3 below.

     (d) "Company" means Competitive Technologies, Inc. or any parent or "subsidiary corporation," as that term is defined by Section 424(f) of the Code, thereof, unless the context requires it to be limited to Competitive Technologies, Inc.

     (e) "Disabled Grantee" means a Grantee who is disabled within the meaning of Section 422(c)(6) of the Code.

     (f) "Employees" means the class of employees consisting of individuals regularly employed by the Company on a full-time salaried basis who are identified as key employees, or such other employees as the Committee shall so determine.

     (g) "Executive Officer" means those individuals who, on the last day of the taxable year at issue: (i) served as the Company's chief executive officer or was acting in a similar capacity, regardless of compensation level; and (ii) the four most highly compensated executive officers (other than the chief executive officer) all as determined pursuant to Treasury Regulation 1.162-27(c)(2).

     (h) "Fair Market Value" means, with respect to the common stock of the Company, the price at which the stock would change hands between an informed, able and willing buyer and seller, neither of which is under a compulsion to enter into the transaction. Fair Market Value will be determined in good faith by the Committee in accordance with a valuation method which is consistent with the guidelines set forth in Treasury Regulation 1.421-7 (e) (2) or any applicable regulations issued pursuant to Section 422(a) of the Code. Fair Market Value will be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (i) "Grantee" means an eligible Employee under this Plan who has been granted an Option.

     (j) "Incentive Option" means an Option that qualifies for the benefit described in Section 421 of the Code, by virtue of compliance with the provisions of Section
          422 of the Code.

     (k) "Nonstatutory Option" means an Option that is not an Incentive Option.

     (l) "Option" means either an Incentive Option or a Nonstatutory Option granted under this Plan.

     (m) "Option Agreement" means the agreement entered into between the Company and an individual Grantee and specifying the terms and conditions of the Option granted to the Grantee, which terms and conditions will recite or incorporate by reference: (i) the provisions of this Plan which are not subject to variation; and (ii) the variable terms and conditions of each Option granted hereunder which will apply to that Grantee.

     (n) "Optionee" means a Grantee, and, under the appropriate circumstances, his guardian, representative, heir, distributee, legatee or successor in interest, including any transferee.

     (o)  "Plan" means this 1997 Employees' Stock Option
          Plan, as the same may from time to time be amended.

     (p)  "Stock" means the Company's common stock.

3.   Administration of the Plan.

     (a) Committee Membership. The Plan shall be administered by a committee appointed by the Board, to be known as the Compensation Committee (the "Committee"). The Committee shall be not less than two members and comprised solely of Non-employee Directors, as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 ("1934 Act"), or any successor definition adopted by the Securities and Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Code. Any vacancy occurring on the Committee may be filled by appointment by the Board. The Board at its discretion may from time to time appoint members to the Committee in substitution of members previously appointed, may remove members of the Committee and may fill vacancies, however caused, in the Committee.

     (b) Committee Procedures. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. A quorum of the Committee shall consist of a majority of its members, and the Committee may act by vote of a majority of its members present at a meeting at which there is a quorum, or without a meeting by written consent signed by all members of the Committee. If any powers of the Committee hereunder are limited or denied by the Board or under applicable law, the same powers may be exercised by the Board.

     (c)  Committee Powers and Responsibilities.  The
          Committee will interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions it deems necessary or advisable, except as otherwise expressly reserved for the Board. Subject to the limitations imposed by the Board or under applicable law and the terms of the Plan, the Committee may periodically determine which Employees should receive Options under the Plan, whether the options shall be Incentive Options or Nonstatutory Options, the number of shares covered by such Options, the per share purchase price for such shares, and the terms thereof, including but not limited to transferability of such Options, and shall have full power to grant such Options. In making its determinations, the Committee shall consider, among other relevant factors, the importance of the duties of the Grantee to the Company, his or her experience with the Company, and his or her future value to the Company. All decisions, interpretations and other actions of the Committee shall be final and binding on all Grantees, Optionees and all persons deriving their rights from a Grantee or Optionee. No member of the Board or the Committee shall be liable for any action taken or failed to be taken in good faith or for any determination made pursuant to the Plan.

4.   Stock Subject to Plan.

     This Plan authorizes the Committee to grant Options to Employees up to the aggregate amount of 575,000 [replace with 875,000] shares of Stock, subject to eligibility and any limitations specified herein. Adjustment in the shares subject to the Plan shall be made as provided in Section 9. Any shares covered by an Option which, for any reason, expires, terminates or is canceled may be reoptioned under the Plan.

5.   Eligibility

     (a)  General Rule. All Employees defined in Section
          2(f) shall be eligible.

     (b)  Ten Percent Stockholders.   An employee who owns
          more than ten percent (10%) of the total combined voting power of all classes of outstanding Stock shall not be eligible for designation as a Grantee of an Incentive Option unless (i) the exercise price for each share of Stock subject to such Incentive Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant, and
          (ii) such Incentive Option, by its terms, is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the Stock owned, directly or indirectly, by or for his brothers, sisters (whether by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "Outstanding Stock" shall include all Stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

     (e) Individual limits of Executive Officers. Subject to the provisions of Section 9 hereof, the number of option shares granted in a fiscal year to each Executive officer shall not exceed 100,000 shares for any fiscal year in which such person serves as an Executive officer.

          [replace (e) above with (e) below

     (e) Individual Limits of Executive Officers. Subject to the provisions of Section 9 hereof, the number of option shares granted in a fiscal year to any Executive Officer shall not exceed 300,000 shares for the first fiscal year during which such person becomes an Executive Officer and shall not exceed 100,000 shares for any subsequent fiscal year during which such person serves as an Executive Officer.]

     (f)  Incentive Option Limitation.  The aggregate Fair
          Market Value of the stock for which Incentive Options granted to any one eligible Employee under this Plan and under all incentive stock option plans of the Company, its parent(s) and subsidiaries, may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value of the stock subject to any Option as of the time that Option is granted. If the date on which one or more Incentive Options could be first exercised would be accelerated pursuant to any other provision of the Plan or any Stock Option Agreement referred to in
          Section 6(a), or an amendment thereto, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then notwithstanding any such other provision the exercise date of such Incentive Options shall be accelerated only to the extent, if any, that is permitted under Section 422 of the Code and the exercise date of the Incentive Options with the lowest option prices shall be accelerated first. Any exercise date which cannot be accelerated without violating the $100,000 restriction of this section shall nevertheless be accelerated, and the portion of the Option becoming exercisable thereby shall be treated as a Nonstatutory Option.

6.   Terms and Conditions of All Options Under the Plan.

     (a)  Option Agreement.  All Options granted under the
          Plan shall be evidenced by a written Option Agreement and shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in an Option Agreement.

     (b) Number of Shares. Each Option Agreement shall specify the number of shares of the Stock each such Employee will be entitled to purchase pursuant to the Option and shall provide for the adjustment of such number in accordance with Section 9. Each Option Agreement shall state the minimum number of shares which must be exercised at any time, if any.

     (c) Nature of Option. Each Option Agreement shall specify the intended nature of the Option as an Incentive Option, a Nonstatutory Option or partly of each type.

     (d) Exercise Price. Each Option Agreement shall specify the exercise price. The exercise price of either the Incentive Option or the Nonstatutory Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant. Subject to the foregoing, the exercise price under any Option shall be determined by the Committee in its sole discretion. The exercise price shall be payable in the form described in Section 7.

     (e) Term of Option. The Option Agreement shall specify the term of the Option. The term of any Option granted under this Plan is subject to expiration, termination, and cancellation as set forth within this Plan.

     (f) Exercisability. Each Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Such Option shall not be exercisable after the expiration of such term which shall be fixed by the Committee, but in any event not later than ten years from the date such Option is granted. Subject to the provisions of the Plan, the Committee may grant Options which are vested, or which become vested upon the happening of an event or events as specified by the Committee.

     (g)  Withholding Taxes.  Upon exercise of any
          Nonstatutory Option (or any Incentive Option which is treated as a Nonstatutory Option because it fails to meet the requirements set forth in the Code for Incentive Options), the Optionee must tender full payment to the Company for any federal income tax withholding required under the Code in connection with such exercise ("Withholding Tax"). If the Optionee fails to tender to the Company the Withholding Tax, the Committee, at its discretion, shall withhold from the Optionee any and all shares subject to such Option, and accordingly, subject to Withholding Tax until such time as either of the following events has occurred:

          (i)  the Employee tenders to the Company
               payment in cash to pay the Withholding Tax; or

          (ii) the Company withholds from the
               Employee's wages an amount sufficient to pay the Withholding Tax.

     (h)  Termination and Acceleration of Option.

          For Incentive Options:

          (i)  If the employment of a Grantee who is
               not a Disabled Grantee is terminated without cause, or such Grantee voluntarily quits or retires under any retirement plan of the Company, any then outstanding and exercisable stock option held by such a Grantee shall be exercisable, in accordance with the provisions of the Option Agreement, by such Grantee at any time prior to the expiration date of such Option or within three months after the date of termination of employment or service, whichever is the shorter period.

          (ii) If the employment of a Grantee who is a Disabled Grantee is terminated without cause, any then outstanding and exercisable Option held by such a Grantee shall be exercisable, in accordance with the provisions of the Option Agreement, by such a Grantee at any time prior to the expiration date of such Option or within one year after the date of such termination of employment or service, whichever is the shorter period.


          For all Options issued hereunder:

          (i)  If the Company terminates the
                employment of a Grantee for cause, all
                outstanding stock options held by the Grantee at the time of such termination shall automatically terminate unless the Committee notifies the Grantee that his or her options will not terminate. A termination "for cause" shall be defined under each written Option Agreement. The Company assumes no responsibility and is under no obligation to notify a Permitted Transferee (as hereafter defined in section 13) of early termination of an Option on account of a Grantee's termination of employment.

          (ii)  Whether termination of employment
                or other service is a termination "for cause" or whether a Grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

         (iii)  Following the death of a
                Grantee during employment, any outstanding and exercisable Options held by such Grantee at the time of death shall be exercisable, in accordance with the provisions of the Option Agreement, by the person or persons entitled to do so under the Will of the Grantee, or, if the Grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the Grantee at any time prior to the expiration date of such Option or within one year after the date of death, whichever is the shorter period.

          (iv) The Committee may grant Options, or amend Options previously granted, to provide that such Options continue to be exercisable up to ten years after the date of grant irrespective of the termination of the Grantee's employment with the Company, and which vest upon grant or become vested upon the happening of an event or events specified by the Committee, although the exercise of such vested Options in the case of Incentive Options more than three months after termination of employment may convert such Options to Nonstatutory Options with respect to the income tax consequences of such exercise.

7.   Payment for Shares

     (a) Cash. Payment in full for shares purchased under an Option shall be made in cash (including check, bank draft or money order) at the time that the Option is exercised.

     (b) Stock. In lieu of cash an Optionee may, with the consent of the Committee, make payment for Stock purchased under an Option, in whole or in part, by tendering to the Company in good form for transfer, shares of Stock valued at Fair Market Value on the date the Option is exercised. Such shares will have been owned by the Optionee or the Optionee's representative for the time specified by the Committee but in no case shall the Optionee or his representative have held a beneficial interest in such tendered shares for a period less than six months prior to the exercise of the Option.

8.   Use of Proceeds from Stock.

     Cash proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

9.   Adjustments.

     Changes or adjustments in the Option price, number of shares subject to an Option or other specifics as the Committee should decide will be considered or made pursuant to the following rules:

     (a) Upon Changes in Stock. If the outstanding Stock is increased or decreased, or is changed into or exchanged for a different number or kinds of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments will be made in the exercise price and/ or the number and/or kind of shares or securities for which Options may thereafter be granted under this Plan and for which Options then outstanding under this Plan may thereafter be exercised. The Committee will make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. No adjustment provided for in this Section 9 will require the Company to issue or sell a fraction of a share or other security. Nothing in this Section will be construed to require the Company to make any specific or formula adjustment.

     (b) Prohibited Adjustment. If any such adjustment provided for in this Section 9 requires the approval of stockholders in order to enable the Company to grant or amend Options, then no such adjustment will be made without the required stockholder approval. Notwithstanding the foregoing, if the effect of any such adjustment would be to cause an Incentive Option to fail to continue to qualify under Section 422 of the Code or to cause a modification, extension or renewal of such stock option within the meaning described in
          Section 424 of the Code, the Committee may elect that such adjustment not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Committee, in its sole discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Option.

     (c) Further Limitations. Nothing in this Section will entitle the Optionee to adjustment of his Option in the following circumstances:

           (i)  The issuance or sale of additional
                shares of the Stock, through public offering or otherwise;

          (ii)  The issuance or authorization of an
                additional class of capital stock of the Company;

         (iii)  The conversion of convertible
                preferred stock or debt of the Company into Stock; and

          (iv)  The payment of dividends except as
                provided in Section 9 (a).

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.  Legal Requirements:

    (a) Compliance with All Laws. The Company will not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of any such Stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the Stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal securities laws, including without limitation the Securities Act of 1933, as amended ("1933 Act"), the rules and regulations promulgated thereunder, or state securities laws and regulations, the regulations of any stock exchange or interdealer quotation system on which the Company's securities may then be listed, or obtaining any ruling or waiver from any government body which the Company may, in its sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company, is otherwise required.

    (b) Compliance with Specific Code Provisions. It is the intent of the Company that the Plan and its administration conform strictly to the requirements of
          Section 422 of the Code with respect to Incentive Options. Therefore, notwithstanding any other provision of this Plan, nothing herein will contravene any requirement set forth in Section 422 of the Code with respect to Incentive Options and if inconsistent provisions are otherwise found herein, they will be deemed void and unenforceable or automatically amended to conform, as the case may be.

    (c) Plan Subject to Delaware Law. All questions arising with respect to the provisions of the Plan will be determined by application of the Code and the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal law.

11.  Rights as a Stockholder.

     An Optionee shall have no rights as a stockholder with respect to any Stock covered by his Option until the date of issuance of the stock certificate to him after receipt of the consideration in full set forth in the Option Agreement. Except as provided in Section 9 hereof, no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, or for distributions for which the record date is prior to the date on which the Option is exercised.

12.  Restrictions on Shares.

     Prior to the issuance or delivery of any shares of the Stock under the Plan, the person exercising the Option may be required to:

    (a) represent and warrant that the shares of the Stock to be acquired upon exercise of the Option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof;

    (b) represent and warrant that such person will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any such shares unless the sale, transfer, assignment, pledge, hypothecation or other disposition of the shares is pursuant to the provisions of this Plan and effective registrations under the 1933 Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations; and

    (c) execute such further documents as may reasonably be required by the Committee upon exercise of the Option or any part thereof, including but not limited to any stock restriction agreement that the Committee may choose to require.

     Nothing in this Plan shall assure any Optionee that shares issuable under this Option are registered on a Form S-8 under the 1933 Act or on any other Form. The certificate or certificates representing the shares of the Stock to be issued or delivered upon exercise of an Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any Option granted hereunder will require the Company to issue any Stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the 1933 Act, applicable state securities laws, or any other applicable rule or regulation then in effect. The Company shall have no liability for failure to issue shares upon any exercise of Options because of a delay pending the meeting of any such requirements.

13.  Transferability.

     The Committee shall retain the authority and discretion to permit a Nonstatutory Option, but in no case an Incentive Option, to be transferable as long as such transfers are made only to one or more of the following: family members, limited to children of Grantee, spouse of Grantee, or grandchildren of Grantee, or trusts for the benefit of Grantee and/or such family members ("Permitted Transferee"), provided that such transfer is a bona fide gift and accordingly, the Grantee receives no consideration for the transfer, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. Options are also subject to transfer by will or the laws of descent and distribution. Options granted pursuant to this Plan shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise. A Permitted Transferee may not subsequently transfer an Option. The designation of a beneficiary shall not constitute a transfer.

14.  No Right to Continued Employment.

     This Plan and any Option granted under this Plan will not confer upon any Optionee any right with respect to continued employment by the Company nor shall they alter, modify, limit or interfere with any right or privilege of the Company under any employment agreement heretofore or hereafter executed with any Optionee, including the right to terminate any Optionee's employment at any time for or without cause, to change his level of compensation or to change his responsibilities or position.

15.  Corporate Reorganizations.

      Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by another corporation or person, the Plan will terminate and all Options will lapse. The result described above will not occur if provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options earlier granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted will continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing, all persons holding any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing the termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would but for this Section 15 not yet be exercisable.

16.  Modification, Extension and Renewal.

     (a) Options. Subject to the conditions of and within the limitations prescribed in the Plan herein, the Committee may modify, extend, cancel or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Optionee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan.

     (b) Plan. The Board may at any time and from time to time interpret, amend or discontinue the Plan, subject to the limitation, however, that, except as provided in Section 9 (relating to adjustments upon changes in stock), no amendment shall be made, except upon stockholder approval, which will:

          (1) Increase the number of shares reserved for Options under the Plan; or
          (2) Reduce the Option price below 100% of Fair Market Value at the time an Option is granted; or
          (3) Change the requirements for eligibility for participation under the Plan.

17.  Plan Date and Duration.

     The Plan shall take effect on the date it is adopted by the Board subject to approval by the stockholders. Options may not be granted under this Plan after September 30, 2007.